NATIONWIDE MUTUAL FUNDS

Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated June 22, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The following is added to the “U.S. Stocks” section of Appendix B on page 73 of the Prospectus:
NATIONWIDE RISK-BASED U.S. EQUITY ETF seeks to track the total return performance by employing a “passive management” (or indexing) approach, before fees and expenses, of the R Risk-Based US Index (the “Index”). The Index is a rules-based, equal risk-weighted index that is designed to provide exposure to U.S. listed large-capitalization companies with lower volatility, reduced maximum drawdown (the loss from the highest Index value to its lowest value before achieving a new highest value), and an improved Sharpe ratio (a risk-adjusted measure of return) as compared to traditional, market capitalization weighted approaches. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index.
2.	The following is added to the “International Stocks” section of Appendix B on page 73 of the Prospectus:
NATIONWIDE RISK-BASED INTERNATIONAL EQUITY ETF, seeks to track the total return performance by employing a “passive management” (or indexing) approach, before fees and expenses, of the R Risk-Based International Index (the “Index”). The Index is a rules-based, equal risk-weighted index that is designed to provide exposure to large-capitalization companies in developed markets outside the United States and Canada with lower volatility, reduced maximum drawdown (the loss from the highest Index value to its lowest value before achieving a new highest value), and an improved Sharpe ratio (a risk-adjusted measure of return) as compared to traditional, market capitalization weighted approaches. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE